UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 30, 2009

AMERICAN BANCORP OF NEW JERSEY, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-51500	55-0897507
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation or organization)		Identification Number)

365 Broad Street, Bloomfield, New Jersey 07003

(Address of Principal Executive Offices)

(973) 748-3600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 30, 2009, American Bancorp of New Jersey, Inc. announced its second quarter 2009 earnings.  A copy of the press release is attached as Exhibit 99 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purposes.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Exhibit

99	Press release dated April 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

American Bancorp of New Jersey, Inc.
(Registrant)

DATE: May 1, 2009	By:	/s/ Fred G. Kowal
Fred G. Kowal
President and Chief Operating Officer